Exhibit 25.2
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form T-1
STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
TRUSTEE PURSUANT TO SECTION 305(b)(2) [ ]
LAW DEBENTURE TRUST COMPANY OF NEW YORK
(Exact name of trustee as specified in its charter)

New York (Jurisdiction of incorporation or organization if not a U.S. national bank)	01-0622605 (I.R.S. Employer Identification Number)

400 Madison Avenue, 4th Floor, New York, New York (Address of principal executive offices)	10017 (Zip Code)
Law Debenture Trust Company of New York, 400 Madison Avenue, 4th Floor
New York, NY 10017, James D. Heaney, Managing Director, (212) 750-6474
(Name, address and telephone number of agent for services)
HCA, INC. *
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	75-2497104 (I.R.S. Employer Identification No.)

One Park Plaza	37203
Nashville, TN
(Address of principal executive offices)	(Zip Code)
8 ½% Senior Secured Notes due 2019
7 ¼% Senior Secured Notes due 2020
7 7/8% Senior Secured Notes due 2020
Guarantees of 8 ½% Secured Notes due 2019
Guarantees of 7 ¼% Secured Notes due 2020
Guarantees of 7 7/8% Senior Secured Notes due 2020
(Title of the indenture securities)

Table of Additional Obligors

Address, Including Zip
Code, and Telephone
	State or Other	I.R.S.	Number, Including Area
	Jurisdiction of	Employer	Code, of Additional
Exact Name of Additional Obligor as Specified in its Charter	Incorporation	Identification	Obligor’s Principal
(or Other Organizational Document)	or Organization	Number	Executive Offices
American Medicorp Development Co.	Delaware	23-169018	One Park Plaza Nashville, TN 37203 (615) 344-9551
Bay Hospital, Inc.	Florida	62-0976863	One Park Plaza Nashville, TN 37203 (615) 344-9551
Brigham City Community Hospital, Inc.	Utah	87-0318837	One Park Plaza Nashville, TN 37203 (615) 344-9551
Brookwood Medical Center of Gulfport, Inc.	Mississippi	63-0751470	One Park Plaza Nashville, TN 37203 (615) 344-9551
Capital Division, Inc.	Virginia	62-1668319	One Park Plaza Nashville, TN 37203 (615) 344-9551
Centerpoint Medical Center of Independence, LLC	Delaware	45-0503121	One Park Plaza Nashville, TN 37203 (615) 344-9551
Central Florida Regional Hospital, Inc.	Florida	59-1978725	One Park Plaza Nashville, TN 37203 (615) 344-9551
Central Shared Services, LLC	Virginia	76-0771216	One Park Plaza Nashville, TN 37203 (615) 344-9551
Central Tennessee Hospital Corporation	Tennessee	62-1620866	One Park Plaza Nashville, TN 37203 (615) 344-9551
CHCA Bayshore, L.P.	Delaware	62-1801359	One Park Plaza Nashville, TN 37203 (615) 344-9551
CHCA Conroe, L.P.	Delaware	62-1801361	One Park Plaza Nashville, TN 37203 (615) 344-9551
CHCA Mainland, L.P.	Delaware	62-1801362	One Park Plaza Nashville, TN 37203 (615) 344-9551
CHCA West Houston, L.P.	Delaware	62-1801363	One Park Plaza Nashville, TN 37203 (615) 344-9551
CHCA Woman’s Hospital, L.P.	Delaware	62-1810381	One Park Plaza Nashville, TN 37203 (615) 344-9551
Chippenham & Johnston-Willis Hospitals, Inc.	Virginia	54-1779911	One Park Plaza Nashville, TN 37203 (615) 344-9551
CMS GP, LLC	Delaware	62-1778113	One Park Plaza Nashville, TN 37203 (615) 344-9551
Colorado Health Systems, Inc.	Colorado	62-1593008	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia ASC Management, L.P.	California	33-0539838	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Jacksonville Healthcare System, Inc.	Florida	61-1272241	One Park Plaza Nashville, TN 37203 (615) 344-9551

Address, Including Zip
Code, and Telephone
	State or Other	I.R.S.	Number, Including Area
	Jurisdiction of	Employer	Code, of Additional
Exact Name of Additional Obligor as Specified in its Charter	Incorporation	Identification	Obligor’s Principal
(or Other Organizational Document)	or Organization	Number	Executive Offices
Columbia LaGrange Hospital, Inc.	Illinois	61-1276162	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Medical Center of Arlington Subsidiary, L.P.	Texas	62-1682201	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Medical Center of Denton Subsidiary, L.P.	Texas	62-1682213	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Medical Center of Las Colinas, Inc.	Texas	62-1650582	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Medical Center of Lewisville Subsidiary, L.P.	Texas	62-1682210	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Medical Center of McKinney Subsidiary, L.P.	Texas	62-1682207	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Medical Center of Plano Subsidiary, L.P.	Texas	62-1682203	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia North Hills Hospital Subsidiary, L.P.	Texas	62-1682205	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Ogden Medical Center, Inc.	Utah	62-1650578	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Parkersburg Healthcare System, LLC	West Virginia	62-1634494	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Plaza Medical Center of Fort Worth Subsidiary, L.P.	Texas	62-1682202	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Polk General Hospital, Inc.	Georgia	62-1619423	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Rio Grande Healthcare, L.P.	Delaware	62-1656022	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Riverside, Inc.	California	62-1664328	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia Valley Healthcare System, L.P.	Delaware	62-1669572	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia/Alleghany Regional Hospital, Incorporated	Virginia	54-1761046	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbia/HCA John Randolph, Inc.	Virginia	61-1272888	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbine Psychiatric Center, Inc.	Colorado	84-1042212	One Park Plaza Nashville, TN 37203 (615) 344-9551
Columbus Cardiology, Inc.	Georgia	58-1941109	One Park Plaza Nashville, TN 37203 (615) 344-9551
Conroe Hospital Corporation	Texas	74-2467524	One Park Plaza Nashville, TN 37203 (615) 344-9551
Dallas/Ft. Worth Physician, LLC	Delaware	62-1769694	One Park Plaza Nashville, TN 37203 (615) 344-9551
Dauterive Hospital Corporation	Louisiana	58-1741846	One Park Plaza Nashville, TN 37203 (615) 344-9551
Dublin Community Hospital, LLC	Georgia	58-1431023	One Park Plaza Nashville, TN 37203

Address, Including Zip
Code, and Telephone
	State or Other	I.R.S.	Number, Including Area
	Jurisdiction of	Employer	Code, of Additional
Exact Name of Additional Obligor as Specified in its Charter	Incorporation	Identification	Obligor’s Principal
(or Other Organizational Document)	or Organization	Number	Executive Offices
(615) 344-9551
Eastern Idaho Health Services, Inc.	Idaho	82-0436622	One Park Plaza Nashville, TN 37203 (615) 344-9551
Edward White Hospital, Inc.	Florida	59-3089836	One Park Plaza Nashville, TN 37203 (615) 344-9551
EI Paso Surgicenter, Inc.	Texas	74-2361005	One Park Plaza Nashville, TN 37203 (615) 344-9551
Encino Hospital Corporation, Inc.	California	95-4113862	One Park Plaza Nashville, TN 37203 (615) 344-9551
EP Health, LLC	Delaware	62-1769682	One Park Plaza Nashville, TN 37203 (615) 344-9551
Fairview Park GP, LLC	Delaware	62-1815913	One Park Plaza Nashville, TN 37203 (615) 344-9551
Fairview park, Limited Partnership	Georgia	62-1817469	One Park Plaza Nashville, TN 37203 (615) 344-9551
Frankfort Hospital, Inc.	Kentucky	61-0859329	One Park Plaza Nashville, TN 37203 (615) 344-9551
Galen Property, LLC	Virginia	35-2260545	One Park Plaza Nashville, TN 37203 (615) 344-9551
Good Samaritan Hospital, L.P.	Delaware	62-1763090	One Park Plaza Nashville, TN 37203 (615) 344-9551
Goppert-Trinity Family Care, LLC	Delaware	76-0726651	One Park Plaza Nashville, TN 37203 (615) 344-9551
GPCH-GP, Inc.	Delaware	64-0805500	One Park Plaza Nashville, TN 37203 (615) 344-9551
Grand Strand Regional Medical Center, LLC	Delaware	62-1768105	One Park Plaza Nashville, TN 37203 (615) 344-9551
Green Oaks Hospital Subsidiary, L.P.	Texas	62-1797829	One Park Plaza Nashville, TN 37203 (615) 344-9551
Greenview Hospital, Inc.	Kentucky	61-0724492	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA — IT&S Field Operations, Inc.	Delaware	06-1795732	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA — IT&S Inventory Management, Inc.	Delaware	06-1796286	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA Central Group, Inc.	Tennessee	02-0762180	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA Health Services of Florida, Inc.	Florida	62-1113740	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA Health Services of Louisiana, Inc.	Louisiana	62-1113736	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA Health Services of Oklahoma, Inc.	Oklahoma	62-1106156	One Park Plaza

Address, Including Zip
Code, and Telephone
	State or Other	I.R.S.	Number, Including Area
	Jurisdiction of	Employer	Code, of Additional
Exact Name of Additional Obligor as Specified in its Charter	Incorporation	Identification	Obligor’s Principal
(or Other Organizational Document)	or Organization	Number	Executive Offices
Nashville, TN 37203 (615) 344-9551
HCA Health Services of Tennessee, Inc.	Tennessee	62-1113737	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA Health Services of Virginia, Inc.	Virginia	62-1113733	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA Management Services, L.P.	Delaware	62-1778108	One Park Plaza Nashville, TN 37203 (615) 344-9551
HCA Realty, Inc.	Tennessee	06-1106160	One Park Plaza Nashville, TN 37203 (615) 344-9551
HD&S Corp. Successor, Inc.	Florida	62-1657694	One Park Plaza Nashville, TN 37203 (615) 344-9551
Health Midwest Office Facilities Corporation	Missouri	43-1175071	One Park Plaza Nashville, TN 37203 (615) 344-9551
Health Midwest Ventures Group, Inc.	Missouri	43-1315348	One Park Plaza Nashville, TN 37203 (615) 344-9551
Healthtrust MOB, LLC	Delaware	62-1824860	One Park Plaza Nashville, TN 37203 (615) 344-9551
Hendersonville Hospital Corporation	Tennessee	62-1321255	One Park Plaza Nashville, TN 37203 (615) 344-9551
Hospital Corporation of Tennessee	Tennessee	62-1124446	One Park Plaza Nashville, TN 37203 (615) 344-9551
Hospital Corporation of Utah	Utah	87-0322019	One Park Plaza Nashville, TN 37203 (615) 344-9551
Hospital Development Properties, Inc.	Delaware	62-1321246	One Park Plaza Nashville, TN 37203 (615) 344-9551
HSS Holdco, LLC	Delaware	62-1839825	One Park Plaza Nashville, TN 37203 (615) 344-9551
HSS Systems VA, LLC	Delaware	62-1804832	One Park Plaza Nashville, TN 37203 (615) 344-9551
HSS Systems, LLC	Delaware	62-1804834	One Park Plaza Nashville, TN 37203 (615) 344-9551
HSS Virginia, L.P.	Virginia	62-1848294	One Park Plaza Nashville, TN 37203 (615) 344-9551
HTI Memorial Hospital Corporation	Tennessee	62-1560757	One Park Plaza Nashville, TN 37203 (615) 344-9551
Integrated Regional Lab, LLC	Florida	36-4576441	One Park Plaza Nashville, TN 37203 (615) 344-9551
Integrated Regional Laboratories, LLP	Delaware	62-1687140	One Park Plaza Nashville, TN 37203 (615) 344-9551
JFK Medical Center Limited Partnership	Delaware	62-1694180	One Park Plaza Nashville, TN 37203 (615) 344-9551
KPH-Consolidation, Inc.	Texas	62-1619857	One Park Plaza Nashville, TN 37203 (615) 344-9551
Lakeland Medical Center, LLC	Delaware	62-1762603	One Park Plaza Nashville, TN 37203 (615) 344-9551

Address, Including Zip
Code, and Telephone
	State or Other	I.R.S.	Number, Including Area
	Jurisdiction of	Employer	Code, of Additional
Exact Name of Additional Obligor as Specified in its Charter	Incorporation	Identification	Obligor’s Principal
(or Other Organizational Document)	or Organization	Number	Executive Offices
Lakeview Medical Center, LLC	Delaware	62-1762416	One Park Plaza Nashville, TN 37203 (615) 344-9551
Largo Medical Center, Inc.	Florida	62-1026428	One Park Plaza Nashville, TN 37203 (615) 344-9551
Las Vegas Surgicare, Inc.	Nevada	75-1890731	One Park Plaza Nashville, TN 37203 (615) 344-9551
Lawnwood Medical Center, Inc.	Florida	59-1764486	One Park Plaza Nashville, TN 37203 (615) 344-9551
Lewis-Gale Hospital, Incorporated	Virginia	54-0218835	One Park Plaza Nashville, TN 37203 (615) 344-9551
Lewis-Gale Medical Center, LLC	Delaware	62-1760148	One Park Plaza Nashville, TN 37203 (615) 344-9551
Lewis-Gale Physicians, LLC	Virginia	06-1755234	One Park Plaza NashviIIe, TN 37203 (615) 344-9551
Los Robles Regional Medical Center	California	95-2321136	One Park Plaza Nashville, TN 37203 (615) 344-9551
Management Services Holdings, Inc.	Delaware	62-1874287	One Park Plaza Nashville, TN 37203 (615) 344-9551
Marietta Surgical Center, Inc.	Georgia	58-1539547	One Park Plaza Nashville, TN 37203 (615) 344-9551
Marion Community Hospital, Inc.	Florida	59-1479652	One Park Plaza Nashville, TN 37203 (615) 344-9551
MCA Investment Company	California	33-0539836	One Park Plaza Nashville, TN 37203 (615) 344-9551
Medical Centers of Oklahoma, LLC	Delaware	62-1771846	One Park Plaza Nashville, TN 37203 (615) 344-9551
Medical Office Buildings of Kansas, LLC	Delaware	62-1789791	One Park Plaza Nashville, TN 37203 (615) 344-9551
Memorial Healthcare Group, Inc.	Florida	59-3283127	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Division—ACH, LLC	Delaware	48-1301811	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Division—LRHC, LLC	Delaware	48-1301817	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Division—LSH, LLC	Delaware	45-0503141	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Division—MCI, LLC	Delaware	45-0503127	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Division—MMC, LLC	Delaware	48-1301826	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Division—OPRMC, LLC	Delaware	45-0503116	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Division—PFC, LLC	Delaware	48-1302330	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Division—RBH, LLC	Missouri	20-0851062	One Park Plaza Nashville, TN 37203

Address, Including Zip
Code, and Telephone
	State or Other	I.R.S.	Number, Including Area
	Jurisdiction of	Employer	Code, of Additional
Exact Name of Additional Obligor as Specified in its Charter	Incorporation	Identification	Obligor’s Principal
(or Other Organizational Document)	or Organization	Number	Executive Offices
(615) 344-9551
Midwest Division—RMC, LLC	Delaware	54-2092552	One Park Plaza Nashville, TN 37203 (615) 344-9551
Midwest Division—RPC, LLC	Delaware	48-1301829	One Park Plaza Nashville, TN 37203 (615) 344-9551
Medwest Holdings, Inc.	Delaware	11-3676736	One Park Plaza Nashville, TN 37203 (615) 344-9551
Montgomery Regional Hospital, Inc.	Virginia	54-0889154	One Park Plaza Nashville, TN 37203 (615) 344-9551
Mountain View Hospital, Inc.	Utah	87-0333048	One Park Plaza Nashville, TN 37203 (615) 344-9551
Nashville Shared Services General Partnership	Delaware	62-1841237	One Park Plaza Nashville, TN 37203 (615) 344-9551
National Patient Account Services, Inc.	Texas	62-1645596	One Park Plaza Nashville, TN 37203 (615) 344-9551
New Port Richey Hospital, Inc.	Florida	59-2047041	One Park Plaza Nashville, TN 37203 (615) 344-9551
New Rose Holding Company, Inc.	Colorado	62-1617432	One Park Plaza Nashville, TN 37203 (615) 344-9551
North Florida Immediate Care Center, Inc.	Florida	58-2075775	One Park Plaza Nashville, TN 37203 (615) 344-9551
North Florida Regional Medical Center, Inc.	Florida	61-1269294	One Park Plaza Nashville, TN 37203 (615) 344-9551
Northern Utah Healthcare Corporation	Utah	62-1650573	One Park Plaza Nashville, TN 37203 (615) 344-9551
Northern Virginia Community Hospital, LLC	Virginia	04-3665595	One Park Plaza Nashville, TN 37203 (615) 344-9551
Northlake Medical Center, LLC	Georgia	58-2433434	One Park Plaza Nashville, TN 37203 (615) 344-9551
Notami Hospitals of Louisiana, Inc.	Louisiana	95-4176923	One Park Plaza Nashville, TN 37203 (615) 344-9551
Notami Hospitals, LLC	Delaware	62-1761993	One Park Plaza Nashville, TN 37203 (615) 344-9551
Okaloosa Hospital, Inc.	Florida	59-1836808	One Park Plaza Nashville, TN 37203 (615) 344-9551
Okeechobee Hospital, Inc.	Florida	59-1833934	One Park Plaza Nashville, TN 37203 (615) 344-9551
Outpatient Cardiovascular Center of Central Florida, LLC	Delaware	52-2448149	One Park Plaza Nashville, TN 37203 (615) 344-9551
Palms West Hospital Limited Partnership	Delaware	62-1694178	One Park Plaza Nashville, TN 37203 (615) 344-9551
Palmyra Park Hospital, Inc.	Georgia	58-1091107	One Park Plaza Nashville, TN 37203 (615) 344-9551
Pasadena Bayshore Hospital, Inc.	Texas	74-1616679	One Park Plaza Nashville, TN 37203 (615) 344-9551
Plantation General Hospital, L.P.	Delaware	62-1372389	One Park Plaza

Address, Including Zip
Code, and Telephone
	State or Other	I.R.S.	Number, Including Area
	Jurisdiction of	Employer	Code, of Additional
Exact Name of Additional Obligor as Specified in its Charter	Incorporation	Identification	Obligor’s Principal
(or Other Organizational Document)	or Organization	Number	Executive Offices
Nashville, TN 37203 (615) 344-9551
Pulaski Community Hospital, Inc.	Virginia	54-0941129	One Park Plaza Nashville, TN 37203 (615) 344-9551
Redmond Park Hospital, LLC	Georgia	58-1123037	One Park Plaza Nashville, TN 37203 (615) 344-9551
Redmond Physician Practice Company	Georgia	62-1662134	One Park Plaza Nashville, TN 37203 (615) 344-9551
Reston Hospital Center, LLC	Delaware	62-1777534	One Park Plaza Nashville, TN 37203 (615) 344-9551
Retreat Hospital, LLC	Virginia	61-1272890	One Park Plaza Nashville, TN 37203 (615) 344-9551
Rio Grande Regional Hospital, Inc.	Texas	61-1276564	One Park Plaza Nashville, TN 37203 (615) 344-9551
Riverside Healthcare System, L.P.	California	33-0751869	One Park Plaza Nashville, TN 37203 (615) 344-9551
Riverside Hospital, Inc.	Delaware	74-2600687	One Park Plaza Nashville, TN 37203 (615) 344-9551
Samaritan, LLC	Delaware	62-1762605	One Park Plaza Nashville, TN 37203 (615) 344-9551
San Jose Healthcare System, L.P.	Delaware	77-0498674	One Park Plaza Nashville, TN 37203 (615) 344-9551
San Jose Hospital, L.P.	Delaware	62-1763091	One Park Plaza Nashville, TN 37203 (615) 344-9551
San Jose Medical Center, LLC	Delaware	62-1762609	One Park Plaza Nashville, TN 37203 (615) 344-9551
San Jose, LLC	Delaware	62-1756992	One Park Plaza Nashville, TN 37203 (615) 344-9551
Sarasota Doctors Hospital, Inc.	Florida	61-1258724	One Park Plaza Nashville, TN 37203 (615) 344-9551
SJMC, LLC	Delaware	62-1762613	One Park Plaza Nashville, TN 37203 (615) 344-9551
Southern Hills Medical Center, LLC	Nevada	74-3048428	One Park Plaza Nashville, TN 37203 (615) 344-9551
Spotsylvania Medical Center, Inc.	Virginia	06-1760818	One Park Plaza Nashville, TN 37203 (615) 344-9551
Spring Branch Medical Center, Inc.	Texas	61-1261492	One Park Plaza Nashville, TN 37203 (615) 344-9551
Spring Hill Hospital, Inc.	Tennessee	84-1706716	One Park Plaza Nashville, TN 37203 (615) 344-9551
St. Mark’s Lone Peak Hospital, Inc.	Utah	25-1925376	One Park Plaza Nashville, TN 37203 (615) 344-9551
Sun City Hospital, Inc.	Florida	59-2822337	One Park Plaza Nashville, TN 37203 (615) 344-9551
Sunrise Mountainview Hospital, Inc.	Nevada	62-1600397	One Park Plaza Nashville, TN 37203 (615) 344-9551

Address, Including Zip
Code, and Telephone
	State or Other	I.R.S.	Number, Including Area
	Jurisdiction of	Employer	Code, of Additional
Exact Name of Additional Obligor as Specified in its Charter	Incorporation	Identification	Obligor’s Principal
(or Other Organizational Document)	or Organization	Number	Executive Offices
Surgicare of Brandon, Inc.	Florida	58-1819994	One Park Plaza Nashville, TN 37203 (615) 344-9551
Surgicare of Florida, Inc.	Florida	95-3947578	One Park Plaza Nashville, TN 37203 (615) 344-9551
Surgicare of Houston Women’s, Inc.	Texas	72-1563673	One Park Plaza Nashville, TN 37203 (615) 344-9551
Surgicare of Manatee, Inc.	Florida	75-2364410	One Park Plaza Nashville, TN 37203 (615) 344-9551
Surgicare of New Port Richey, Inc.	Florida	75-2243308	One Park Plaza Nashville, TN 37203 (615) 344-9551
Surgicare of Palms West, LLC	Florida	20-1008436	One Park Plaza Nashville, TN 37203 (615) 344-9551
Surgicare of Riverside, LLC	California	26-0047096	One Park Plaza Nashville, TN 37203 (615) 344-9551
Tallahassee Medical Center, Inc.	Florida	62-1091430	One Park Plaza Nashville, TN 37203 (615) 344-9551
TCMC Madison-Portland, Inc.	Tennessee	76-0811731	One Park Plaza Nashville, TN 37203 (615) 344-9551
Terre Haute Hospital GP, Inc.	Delaware	62-1861156	One Park Plaza Nashville, TN 37203 (615) 344-9551
Terre Haute Hospital Holdings, Inc.	Delaware	62-1861158	One Park Plaza Nashville, TN 37203 (615) 344-9551
Terre Haute MOB, L.P.	Indiana	76-0775694	One Park Plaza Nashville, TN 37203 (615) 344-9551
Terre Haute Regional Hospital, L.P.	Delaware	35-1461805	One Park Plaza Nashville, TN 37203 (615) 344-9551
The Regional Health System of Acadiana, LLC	Louisiana	58-1741727	One Park Plaza Nashville, TN 37203 (615) 344-9551
Timpanogos Regional Medical Services, Inc.	Utah	62-1831495	One Park Plaza Nashville, TN 37203 (615) 344-9551
Trident Medical Center, LLC	Delaware	62-1768106	One Park Plaza Nashville, TN 37203 (615) 344-9551
Utah Medco, LLC	Delaware	62-1769672	One Park Plaza Nashville, TN 37203 (615) 344-9551
VH Holdco, Inc.	Nevada	62-1749073	One Park Plaza Nashville, TN 37203 (615) 344-9551
VH Holdings, Inc.	Nevada	62-1720399	One Park Plaza Nashville, TN 37203 (615) 344-9551
Virginia Psychiatric Company, Inc.	Virginia	62-1410313	One Park Plaza Nashville, TN 37203 (615) 344-9551
W & C Hospital, Inc.	Texas	61-1259838	One Park Plaza Nashville, TN 37203 (615) 344-9551
Walterboro Community Hospital, Inc.	South Carolina	57-0712623	One Park Plaza Nashville, TN 37203 (615) 344-9551
Wesley Medical Center, LLC	Delaware	62-1762545	One Park Plaza Nashville, TN 37203

Address, Including Zip
Code, and Telephone
	State or Other	I.R.S.	Number, Including Area
	Jurisdiction of	Employer	Code, of Additional
Exact Name of Additional Obligor as Specified in its Charter	Incorporation	Identification	Obligor’s Principal
(or Other Organizational Document)	or Organization	Number	Executive Offices
(615) 344-9551
West Florida Regional Medical Center, Inc.	Florida	59-1525468	One Park Plaza Nashville, TN 37203 (615) 344-9551
West Valley Medical Center, Inc.	Idaho	36-3525049	One Park Plaza Nashville, TN 37203 (615) 344-9551
Western Plains Capital, Inc.	Nevada	62-1727347	One Park Plaza Nashville, TN 37203 (615) 344-9551
WHMC, Inc.	Texas	61-1261485	One Park Plaza Nashville, TN 37203 (615) 344-9551
Woman’s Hospital of Texas, Incorporated	Texas	74-1991424	One Park Plaza Nashville, TN 37203 (615) 344-9551
THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

Item 1. General information.
Furnish the following information as to the trustee-
a.	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Superintendent of Banks of the State of New York	2 Rector Street, New York, NY 10006, and Albany, NY 12203
b.	Whether it is authorized to exercise corporate trust powers.

Yes
Item 2. Affiliations with the obligor.
If the obligor is an affiliate of the trustee, describe each such affiliation.
None.
Items 3-14.
No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.
Item 15. Foreign Trustee.
Not applicable.
Item 16. List of exhibits.
List below all exhibits filed as a part of this statement of eligibility.
1.	A copy of the articles of association of the trustee as now in effect. (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-127469, which is incorporated by reference).
2.	A copy of the certificate of authority of the trustee to commence business, if not contained in the articles of association. (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-127469, which is incorporated by reference).

3.	A copy of the existing bylaws of the trustee, or instruments corresponding thereto. (see Exhibit 3 to Form T-1 filed in connection with Registration Statement No. 333-127469, which is incorporated by reference).
4.	The consents of the Trustee required by Section 321(b) of the Act. (see Exhibit 4 to Form T-1 filed in connection with Registration Statement 333-133414, which is incorporated by reference).
5.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.
SIGNATURE
Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Law Debenture Trust Company of New York, a trust company organized and existing under the laws of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 31th day of March, 2010.

Law Debenture Trust Company of New York (Trustee)
By:	/s/ James D. Heaney
James D. Heaney
Managing Director

T-1 Item 16
Consolidated Report of Condition (attached as Exhibit A hereto) of
LAW DEBENTURE TRUST COMPANY OF NEW YORK
of 400 Madison Avenue, New York, NY 10017,
a limited purpose trust company (“LDTC-NY”) and U.S. subsidiary of Law Debenture Corporation plc, London, England (“Law Debenture”), at the close of business December 31, 2009, published with the Federal Financial Institutions Examination Council/Board of Governors of the Federal Reserve System, and in accordance with Chapter 2 of the Consolidated Laws of the State of New York Banking Department license granted on May 8, 2002.
Prior to this Consolidated Report of Condition dated December 31, 2009, a Guarantee and Keep Well Agreement (attached as Exhibit B hereto) was executed by subsidiaries of Law Debenture, to effect capitalization of LDTC-NY in the total aggregate amount of $50,000,000, on July 12, 2002.
I, Kenneth Portera, Chief Executive Officer of Law Debenture Trust Company of New York do hereby declare that this Report of Condition has been prepared in conformance with instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.
IN WITNESS WHEREOF, I have executed this certificate the 31th day of March, 2010.

/S/ Kenneth Portera
Kenneth Portera
Chief Executive Officer Law Debenture Trust Company of New York

I, James D. Heaney, Managing Director of Law Debenture Trust Company of New York, do hereby attest that the signature set forth above is the true and genuine signature of Kenneth Portera, Chief Executive of Law Debenture Trust Company of New York.

Attested by: Its:	/S/ James D. Heaney Managing Director

Law Debenture Trust Company of New York
FFIEC 041
PAGE RC-1
13
Consolidated Report of Condition for Insured Commercial
and State-Chartered Savings Banks for December 31, 2009
All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.
Schedule RC—Balance Sheet

Dollar Amounts in Thousands		RCON	Bil	Mil	Thou

ASSETS
1. Cash and balances due from depository institutions (from Schedule RC-A):
a. Noninterest-bearing balances and currency and coin[1]		0081			858	1.a.
b. Interest-bearing balances[2]		0071		3	902	1.b.
2. Securities:
a. Held-to-maturity securities (from Schedule RC-B, column A)		1754				2.a.
b. Available-for-sale securities (from Schedule RC-B, column D)		1773				2.b.
3. Federal funds sold and securities purchased under agreements to resell:
a. Federal funds sold		B987				3.a.
b. Securities purchased under agreements to resell[3]		B989				3.b.
4. Loans and lease financing receivables (from Schedule RC-C)
a. Loans and leases held for sale		5369				4.a.
b. Loans and leases, net of unearned income	B528					4.b.
c. LESS: Allowance for loan and lease losses	3123					4.c.
d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)		B529				4.d.
5. Trading assets (from Schedule RC-D)		3545				5.
6. Premises and fixed assets (including capitalized leases)		2145				6.
7. Other real estate owned (from Schedule RC-M		2150				7.
8. Investments in unconsolidated subsidiaries and associated companies		2130				8.
9. Direct and indirect investments in real estate ventures		3656				9.
10. Intangible assets:
a. Goodwill		3163				10.a.
b. Other intangible assets (from Schedule RC-M)		0426				10.b.
11. Other assets (from Schedule RC-F)		2160		1	678	11.
12. Total assets (sum of items 1 through 11)		2170		6	438	12.

[1]	Includes cash items in process of collection and unposted debits.

[2]	Includes time certificates of deposit not held for trading.

[3]	Includes all securities resale agreements, regardless of maturity.

FFIEC 041
PAGE RC-2
        14
Schedule RC—Continued

Dollar Amounts in Thousands		RCON	Bil	Mil	Thou
LIABILITIES
13. Deposits:
a. In domestic offices (sum of totals of columns A and C from Schedule RC-E)		2200				13.a.
(1) Noninterest-bearing[1]	6631					13.a.(1)
(2) Interest-bearing	6636					13.a.(2)
b. Not applicable
14. Federal funds purchased and securities sold under agreements to repurchase:
a. Federal funds purchased[2]		B993				14.a.
b. Securities sold under agreements to repurchase[3]		B995				14.b.
15. Trading liabilities (from Schedule RC-D)		3548				15.
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC-M)		3190				16.
17. and 18. Not applicable
19. Subordinated notes and debentures[4]		3200				19.
20. Other liabilities (from Schedule RC-G)		2930		2	735	20.
21. Total liabilities (sum of items 13 through 20)		2948		2	735	21.
22. Not applicable
EQUITY CAPITAL
Bank Equity Capital
23. Perpetual preferred stock and related surplus		3838				23.
24. Common stock		3230			1	24.
25. Surplus (excludes all surplus related to preferred stock)		3839		3	176	25.
26. a. Retained earnings		3632			526	26.a.
b. Accumulated other comprehensive income[5]		B530				26.b.
c. Other equity capital components[6]		A130				26.c.
27. a. Total bank equity capital (sum of items 23 through 26.c)		3210		3	703	27.a.
b. Noncontrolling (minority) interests in consolidated subsidiaries		3000				27.b
28. Total equity capital (sum of items 27.a and 27. b)		G105		3	703	28.
29. Total liabilities and equity capital (sum of items 21 and 28)		3300		6	438	29.
Memoranda
To be reported with the March Report of Condition.

		RCON	Number
1.	Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2008			M.1.

1 =	Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 =	Independent audit of the bank’s parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 =	Attestation on bank management’s assertion on the effectiveness of the bank’s internal control over financial reporting by a certified public accounting firm

4 =	Directors’ examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5 =	Directors’ examination of the bank performed by other external auditors (may be required by state chartering authority)

6 =	Review of the bank’s financial statements by external auditors

7 =	Compilation of the bank’ financial statements by external auditors

8 =	Other audit procedures (excluding tax preparation work)

9 =	No external audit work
To be reported with the March Report of Condition.

	RCON	MM	DD
2. Bank’s fiscal year-end date	8678			M.2.

[1]	Includes total demand deposits and noninterest-bearing time and savings deposits.

[2]	Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, “Other borrowed money.”

[3]	Includes all securities repurchase agreements, regardless of maturity.

[4]	Includes limited-life preferred stock and related surplus.

[5]	Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.

[6]	Includes treasury stock and unearned Employee Stock Ownership Plan shares.

Exhibit B
GUARANTEE AND KEEP WELL AGREEMENT
This Guarantee and Keep Well Agreement (the “Agreement”) dated as of July 12, 2002 is entered into by and among Law Debenture Guarantee Limited (the “Guarantor”), LDC Trust Management Limited (the “Parent”), and Law Debenture Trust Company of New York (the “Trust Company”).
WHEREAS, the Guarantor and the Trust Company are wholly-owned subsidiaries of the Parent:
WHEREAS, in order to enable the Trust Company to conduct its corporate trust business and meet qualification requirements of documents pertaining to its acceptance of trust appointments, the Trust Company requires combined capital and surplus of U.S. $50,000,000; and
WHEREAS, the Parent and the Guarantor have determined that the execution and delivery by them of this Agreement is necessary in order for the Trust Company to conduct, promote and attain corporate trust business in the United States.
Now, THEREFORE, in consideration of the promises herein and intending to be legally bound by this Agreement, each of the Guarantor, the Trust Company and the Parent hereby agree as follows:
     1. Stock Ownership.
     During the term of this Agreement, the Parent will own, indirectly or directly, all of the capital stock of the Trust Company and the Guarantor provided, however, that, upon sixty (60) days, prior written notice to and the consent of the Trust Company (which consent shall not be unreasonably withheld), the Guarantor may sell, transfer or otherwise assign any such capital stock (or any interest therein) that it now owns or may hereafter acquire.
     2. Covenants of the Parent.
It is understood and agreed by all parties hereto that the obligations under Section 3(a) are solely those of the Guarantor and no recourse can be had in connection therewith against the Parent.
     (a) The Parent agrees that during the term of this Agreement, it shall not, without the prior written consent of the Trust Company and the Guarantor, unless it has already contributed the Maximum Aggregate Capitalization Amount (as defined below), cause the Guarantor to consolidate with or merge into any other corporation, or liquidated, wind up or dissolve the Guarantor (or otherwise cause the Guarantor to suffer any liquidation, winding up or dissolution), or sell, transfer lease or otherwise dispose of all or substantially all of its assets, whether now owned or hereafter acquired, to any person, except (i) the merger or consolidation of the Guarantor and any person, provided, that the surviving corporation is the Guarantor, and (ii) sales, transfers, leases and other disposition of assets in the ordinary course of the Guarantor’s business, provided, that such sale, transfer, lease or other disposition of assets does not materially adversely affect the Guarantor’s ability to perform its obligations hereunder.
     (b) If, during the term of this Agreement, the Guarantor is unable or refuses to perform its obligations under section 3(a) of this Agreement, the Parent may, at its option or at the request of the Trust Company, cause such obligations to be performed. During the term of this Agreement, the Parent agrees to monitor the financial condition and management of the Guarantor and the Trust Company.
     3. The Guarantee.
     (a) The Guarantor hereby guarantees a combined capital and surplus to the Trust Company in the amount of U.S. $50 million provided, however, that the maximum amount of capitalization shall not at any time exceed U.S. $50,000,000 in the aggregate (the “Maximum Aggregate Capitalization Amount”). Under no circumstances shall the Guarantor be required to pay or contribute any amounts in excess of the Maximum Aggregate Capitalization Amount hereunder.
     (b) If, during the term of this Agreement, the Trust Company is unable to make timely payment of any debt, liability or other obligation as the same shall become due (the “Guaranteed Obligations”), the Trust Company shall request from the Guarantor, and the Guarantor promptly shall provide the Trust Company, pursuant to its obligations under (a) above, such funds (in the form of cash or liquid assets in an amount sufficient to permit the Trust Company to make timely payment in respect of such debt, liability or other obligation) as equity provided, however, that such Guaranteed Obligations shall not in the aggregate exceed the Maximum Aggregate Capitalization Amount. Any request for payment pursuant to this section shall specifically identify the debt, liability or other obligation in respect of which the Trust Company is unable to make timely payment and with respect to which the Trust Company seeks funds not to exceed the Maximum Aggregate Capitalization Amount. Each of the Trust Company and the Guarantor hereby acknowledges that any funds provided by the Guarantor pursuant thereto shall be used solely to make payment with respect to such identified Guaranteed Obligation and not for any other purposes. Notwithstanding any termination of this Agreement as provided hereunder or otherwise, this Agreement shall continue in effect or be reinstated with respect to the payment of a debt, liability or an obligation which is rescinded or must otherwise be returned upon the insolvency, bankruptcy, reorganization, dissolution or liquidation of the

Trust Company, all as though such payment had not been made, provided, however, that such Guaranteed Obligations shall not in the aggregate exceed the Maximum Aggregate Capitalization Amount.
     (c) Any payments made hereunder by the Guarantor to the Trust Company within 30 days after the end of a quarterly period shall be deemed to have been made as of the end of such period.
     (d) This Agreement may be amended from time to time by mutual written consent of duly authorized officers of each of the Guarantor, the Parent and the Trust Company.
     (e) This Agreement may be terminated only upon written notification to the Trust Company by the Guarantor, and the Parent, and in no event shall termination occur earlier than ninety days following such written notification. Unless so terminated, this Agreement shall remain in effect for the duration of the Trust Company’s conducting of trust business in the United States.
     (f) The Guarantor hereby waives any failure or delay on the part of the Trust Company in asserting or enforcing any of its rights or in making any claims or demands hereunder. The Trust Company may at any time, without the Guarantor’s consent, without notice to the Guarantor and without affecting or impairing the Trust Company’s rights, or impairing the Guarantor’s obligation hereunder, do any of the following with respect to any obligation: (a) grant renewals and extensions of time, for payment or otherwise, (b) accept new or additional documents, instruments or agreements relating to or in substitution of said obligation, or (c) otherwise handle the enforcement of its respective rights and remedies in accordance with its business judgment.
     (g) Nothing in this Agreement, express or implied, shall give to any person, other than the parties hereto and their successors and assigns hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.
     (h) The covenants herein act forth shall be mutually binding upon, and issue to the mutual benefit of the Guarantor and its successors and assignees, the Trust Company and its respective successors and assignees, and to the Parent and its respective successors and assignees.
     (i) The obligations of the Guarantor under this Agreement are absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by any circumstance or occurrence whatsoever including without limitation.

     (i) any lack of validity or enforceability of this Agreement or any other document or instrument relating hereto;
     (ii) any extension or renewal for one or more periods (whether or not longer than the original period) or change in the time, manner, or place or payment of, or in any other term of, all or any of the Guaranteed Obligations;
     (iii) any change in the ownership of capital stock of the Trust Company or any change in the identity or structure of the Trust Company, whether by consolidation, merger or otherwise;
     (iv) any release or amendment or waiver of or consent to departure from the terms of this Agreement; or
     (v) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Guarantor in respect of the Guaranteed Obligations in respect of this Agreement.
4.	Representations and Warranties
(a)	The Guarantor hereby represents that:
     (i) the Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; and
     (ii) the Guarantor has the requisite power and authority to execute, deliver, and perform its obligations under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.
(b)	The Parent hereby represents that the Parent owns directly or indirectly 100% of the issued and outstanding voting common stock of the Trust Company and the Guarantor.
5.	Governing Law and Submission to Jurisdiction
     (a) Governing Law — This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.
     (b) The Parent and the Guarantor hereby irrevocably consent to and hereby submit themselves to the jurisdiction of the United States.

District Court of the Southern District of New York (the “New York Court”) Solely in connection with any proceeding relating hereto.
     (c) The Parent and the Guarantor hereby severally represent and warrant each in respect of itself alone that it has no right to immunity from the service of process or jurisdiction or any judicial proceedings of any competent court located pursuant to action (b) above or from execution of any judgment in the United States or from the execution or enforcement therein of any arbitration decision in respect of any suit, action, proceeding or any other matter solely arising out of or relating to its obligations under this Agreement or the transactions contemplated hereby, and to the extent that the Parent or the Guarantor is or becomes entitled to any such immunity with respect to the service of process or jurisdiction or any judicial proceedings of any competent court located pursuant to section (b) above, and to the extent permitted by law, it does hereby and will irrevocably and unconditionally agree not to plead or claim any such immunity solely with respect to its obligations hereunder or any other matter under or arising out of or in connection with this Agreement or the transactions contemplated hereby.
IN WITNESS WHEREOF, each of the Guarantor, the Trust Company and the Parent have caused this Agreement to be executed by their respective duly authorized officers as of this 12 day of July 2002. CB

LAW DEBENTURE GUARANTEE LIMITED

By:	/s/ Caroline J Banszky

Name:	Caroline J Banszky
Title:	Director

LDC TRUST MANAGEMENT LIMITED

By:	/s/ Julian Mason-Jess

Name:	Julian Mason-Jess
Title:	Director

LAW DEBENTURE TRUST COMPANY OF NEW YORK

By:	/s/ N J Kuenstner

Name:	N J Kuenstner
Title:	President